EP China Fund
A series of Investment Managers Series Trust

Supplement dated April 14, 2014 to the
Summary Prospectus dated March 5, 2014
and the
Prospectus dated March 1, 2014

The following replaces the 2nd sentence under “Principal Investment Strategies” on page 2 in the Summary Prospectus for the EP China Fund and the 2nd sentence under “Principal Investment Strategies” on page 48 of the Prospectus:

The Fund’s sub-advisor considers a company to be “economically tied” to China or its special administrative regions if (1) the company is organized under the laws of China or any of its special administrative regions or has its principal office in China or any of its special administrative regions; (2)  at the time of investment, the company derived a significant portion (i.e., 50% or more) of its total revenues during its most recently completed fiscal year from business activities in China or any of its special administrative regions; or (3) at the time of investment, the company's equity securities are traded principally on stock exchanges or over-the-counter markets in China or any of its special administrative regions.

The following replaces the 3rd sentence under “Principal Investment Strategies” on page 62 of the Prospectus:

The Sub-advisor considers a company to be “economically tied” to China or its SARs if (1) the company is organized under the laws of China or any of its SARs or has its principal office in China or any of its SARs; (2)  at the time of investment, the company derived a significant portion (i.e., 50% or more) of its total revenues during its most recently completed fiscal year from business activities in China or any of its SARs; or (3) at the time of investment, the company's equity securities are traded principally on stock exchanges or over-the-counter markets in China or any of its SARs.

Please file this Supplement with your records.